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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants of Global Crossing Ltd., we hereby consent to the use of our report (and to all references to our Firm) included in or incorporated by reference in this Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3.

                                          /s/ Arthur Andersen

June 14, 2000
Hamilton, Bermuda